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                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of KUHLMAN CORPORATION, a Delaware corporation (the "Company"), does hereby constitute and appoint ROBERT S. JEPSON, JR., CURTIS G. ANDERSON, VERNON J. NAGEL, AND RICHARD A. WALKER, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the Company's filing with respect to the registration under said Securities Act of shares of common stock to be issued and sold by the Company in connection with the proposed merger of Schwitzer, Inc., with a subsidiary of the Company, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 22nd day of February 1995.


/s/ ROBERT S. JEPSON, JR.                    /s/ ALEXANDER W. DREYFOOS, JR.
- ----------------------------------------     -----------------------------------
Robert S. Jepson, Jr., Chairman of           Alexander W. Dreyfoos, Jr. Director
the Board and Chief Executive Officer
(Principal Executive Officer) and Director

                                             /s/ WILLIAM M. KEARNS, JR.
/s/ VERNON J. NAGEL                          -----------------------------------
- ----------------------------------------     William M. Kearns, Jr., Director
Vernon J. Nagel, Executive Vice
President of Finance and Treasurer
(Principal Financial and Accounting
Officer)                                     /s/ ROBERT D. KILPATRICK
                                             -----------------------------------
                                             Robert D. Kilpatrick, Director

/s/ CURTIS G. ANDERSON
- ---------------------------------------
Curtis G. Anderson, President,               /s/ JOHN L. MARCELLUS, JR.
Chief Operating Officer and Director         -----------------------------------
                                             John L. Marcellus, Jr., Director


/s/ WILLIAM E. BURCH
- ---------------------------------------      /s/ GEORGE J. MICHEL, JR.
William E. Burch, Director                   -----------------------------------
                                             George J. Michel, Jr., Director


/s/ STEVE CENKO
- ---------------------------------------      /s/ GENERAL H. NORMAN SCHWARZKOPF
Steve Cenko, Director                        -----------------------------------
                                             General H. Norman Schwarzkopf,
                                             Director